AMENDMENT NO. 1 TO CREDIT AGREEMENT AND WAIVER

This AMENDMENT NO. 1 TO CREDIT AGREEMENT AND WAIVER, dated as of July 1, 2020 (this “Amendment”), is entered into by and among BKRF OCB, LLC (the “Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), Orion Energy Partners TP Agent, LLC in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), and certain Tranche A Lenders and Tranche B Lenders party hereto (the “Signatory Lenders”). As used in this Amendment, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise specified.

W I T N E S S E T H

WHEREAS, the Borrower, Holdings, the Administrative Agent, Orion Energy Partners TP Agent, LLC in its capacity as the collateral agent (in such capacity, the “Collateral Agent”) and each Tranche A and Trance B Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement” and the Credit Agreement as expressly amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower failed to achieve the “Haldor Topsoe Catalyst PO” Significant Milestone listed on Schedule 4.01(f) of the Credit Agreement (the “Haldor Catalyst Significant Milestone”) on or before May 11, 2020;

WHEREAS, the Borrower failed to achieve the “Mangiarotti NTP” Significant Milestone listed on Schedule 4.01(f) of the Credit Agreement (the “Mangiarotti Significant Milestone”) on or before June 1, 2020;

WHEREAS, the Borrower’s failure to achieve (i) the Haldor Catalyst Significant Milestone on or before May 11, 2020 constituted an Event of Default under Section 7.01(o)(ii) of the Credit Agreement (the “Haldor Catalyst Event of Default”) and (ii) the Mangiarotti Significant Milestone on or before June 1, 2020 constituted an Event of Default under Section 7.01(o)(ii) of the Credit Agreement (the “Mangiarotti Event of Default”);

WHEREAS, the Borrower achieved the Mangiarotti Significant Milestone on June [19], 2020;

WHEREAS, on June 19, 2020 the Borrower delivered a Borrowing Request to the Administrative Agent and the Lenders that specified a Funding Date of July 1, 2020 (such date, the “July 2020 Funding Date”);

WHEREAS, pursuant to Section 2.01(d)(ii) of the Credit Agreement, a Funding Date specified in a Borrowing Request shall be no earlier than twelve (12) Business Days after the delivery of such Borrowing Request (the “Borrowing Notice Requirement”);

WHEREAS, pursuant to Section 10.02 of the Credit Agreement, modifications to the Credit Agreement require the consent of the Borrower, the other Loan Parties and the Required Lenders or the Administrative Agent (acting on behalf of the Required Lenders);

WHEREAS, the Signatory Lenders constitute the Required Lenders under and as defined in the Credit Agreement; and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 4 hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, as of the Effective Date, the Borrower, the other Loan Parties, the Administrative Agent and the Signatory Lenders, who constitute the Required Lenders, hereby agree that the Credit Agreement is amended as follows:

(a)       Section 1.01 of the Credit Agreement is amended by amending and restating the following definition:

“Debt Service Reserve Funding Amount” means, in respect of Loans funded on each Funding Date, interest that is payable on such Loans in accordance with Section 2.08 for the period between such Funding Date and January 31, 2022 (excluding any interest that may be paid in kind (in lieu of payment in cash) in accordance with Section 2.08(c)).

2.                Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, as of the Effective Date, the Borrower, the other Loan Parties, the Administrative Agent and the Signatory Lenders, who constitute the Required Lenders, hereby agree as follows:

(a)       the Signatory Lenders hereby waive (i) the Mangiarotti Event of Default and (ii) the Borrowing Notice Requirement in connection with the July 2020 Funding Date; and

(b)       during the Waiver Period, the Signatory Lenders hereby waive the Haldor Catalyst Event of Default. For purposes of this Section 2(b), the “Waiver Period” means the period commencing on the Effective Date and ending on July 8, 2020. For the avoidance of doubt, the Haldor Catalyst Event of Default shall be cured upon Borrower’s achieving the Haldor Catalyst Significant Milestone on or before July 8, 2020.

3.                Representations and Warranties. Each Loan Party hereby represents and warrants and warrants to the other parties hereto that:

(a)              Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Amendment to which it is a party, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Amendment to which it is a party. This Amendment has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and banding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b)             The execution, delivery and performance by each Loan Party of this Amendment does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

(c)              Except as provided in this Amendment, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Amendment.

(d)             The representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

4.                Effectiveness; Conditions Precedent. This Amendment shall become effective on the date when it shall have been executed by the Administrative Agent, the Loan Parties and the Required Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto (such date, the “Effective Date”).

5.                Miscellaneous.

(a)              Effect of Amendments. From and after the Effective Date, the Credit Agreement shall be construed after giving effect to the amendment set forth in Section 1 hereto and all references to the Credit Agreement in the Financing Documents shall be deemed to refer to the Amended Credit Agreement.

(b)             No Other Modification. Except as expressly modified by this Amendment, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Amendment being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(c)              Successor and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to this Amendment and their respective successors and permitted assigns.

(d)             Incorporation by Reference. Sections 10.07 (Severability), 10.11 (Headings), 10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(e)              Financing Document. This Amendment shall be deemed to be a Financing Document.

(f)              Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Amended Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)             Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC,
as the Borrower

By:

/s/ RICHARD PALMER

Name:

Title:

BKRF OCP, LLC,
as Holdings

By:

/s/ RICHARD PALMER

Name:

Title:

BAKERSFIELD RENEWABLE FUELS, LLC,
as Project Company

By:

/s/ RICHARD PALMER

Name:

Title:

[Signature Page to Amendment No. 1 to Credit Agreement (OpCo)]

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By:

/s/ GERRIT NICHOLAS

Name:
Title: Managing Partner

[Signature Page to Amendment No. 1 to Credit Agreement (OpCo)]

ORION ENERGY CREDIT OPPORTUNITIES FUND II,

L.P., a Delaware limited partnership

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II, Holdings, LLC, its general partner

By:

/s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II

PV, L.P., a Delaware limited partnership

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II, Holdings, LLC, its general partner

By:

/s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

[Signature Page to Amendment No. 1 to Credit Agreement (OpCo)]

ORION ENERGY CREDIT OPPORTUNITIES FUND II

GPFA, L.P., a Delaware limited partnership

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II, Holdings, LLC, its general partner

By:

/s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-

INVEST, L.P., a Delaware limited partnership

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II, Holdings, LLC, its general partner

By:

/s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

[Signature Page to Amendment No. 1 to Credit Agreement (OpCo)]

ORION ENERGY CREDIT OPPORTUNITIES FUND

III, L.P., a Delaware limited partnership

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III, Holdings, LLC, its general partner

By:

/s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III

PV, L.P., a Delaware limited partnership

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III, Holdings, LLC, its general partner

By:

/s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III

GPFA, L.P., a Delaware limited partnership

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III, Holdings, LLC, its general partner

By:

/s/ GERRIT NICHOLAS

Name: Gerrit Nicholas

Title: Managing Partner

[Signature Page to Amendment No. 1 to Credit Agreement (OpCo)]

LENDERS:

Voya Retirement Insurance and Annuity Company

ReliaStar Life Insurance Company

By: Voya Investment Management LLC, as Agent

By:

/s/ THOMAS EMMONS

Name: Thomas Emmons

Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (OpCo)]

LENDER:

LIF AIV 1, L.P.,

By: GCM Investments GP, LLC, its General Partner

By: _______________________________

/s/ TODD HENIGAN

Name: Todd Henigan

Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement (OpCo)]